Retirement Annuity Funds-Privileged Assets Select Annuity 30331 D (10/98)


                    Prospectus Supplement dated May 5, 1999*
                                     to the
     IDS Life Retirement Annuity Mutual Funds Prospectus dated Oct. 30, 1998

                       IDS Life Special Income Fund, Inc.
                         IDS Life Income Advantage Fund

The following paragraph should be added after the paragraph on Jack Utter under "Income Advantage Fund" of the "Portfolio managers" section of the prospectus:

Scott Schroepfer, senior portfolio manager, joined AEFC in 1990. He became co-manager of this Fund and the IDS Extra Income Fund in March 1999. He also serves as a portfolio manager of the IDS Life Series Fund - Managed Portfolio since 1995 and as an associate portfolio manager since 1994.